Exhibit 23
Consent of Independent Registered Public Accounting Firm
We consent to the incorporation by reference in the following Registration Statements:
(1)	Registration Statement Number 333-88994 on Form S-8 dated May 24, 2002;

(2)	Post-Effective Amendment Number 1 to Registration Statement Number 333-74296 on Form S-8 dated November 30, 2001;

(3)	Post-Effective Amendment Number 5 to Registration Statement Number 2-64080 on Form S-8 dated May 17, 2000;

(4)	Post-Effective Amendment Number 1 to Registration Statement Number 333-63355 on Form S-8 dated May 17, 2000;

(5)	Post-Effective Amendment Number 1 to Registration Statement Number 33-28605 on Form S-8 dated May 17, 2000;

(6)	Post-Effective Amendment Number 1 to Registration Statement Number 333-63353 on Form S-8 dated May 17, 2000;

(7)	Post-Effective Amendment Number 1 to Registration Statement Number 333-63357 on Form S-8 dated May 17, 2000;

(8)	Post-Effective Amendment Number 1 to Registration Statement Number 333-52141 on Form S-8 dated May 17, 2000;

(9)	Post-Effective Amendment Number 1 to Registration Statement Number 2-90724 on Form S-8 dated May 17, 2000;

(10)	Registration Statement Number 333-63353 on Form S-8 dated September 14, 1998;

(11)	Registration Statement Number 333-63355 on Form S-8 dated September 14, 1998;

(12)	Registration Statement Number 333-63357 on Form S-8 dated September 14, 1998;

(13)	Registration Statement Number 333-52141 on Form S-8 dated May 5, 1998;

(14)	Registration Statement Number 33-28605 on Form S-8 dated May 5, 1989;

(15)	Registration Statement Number 2-90724 on Form S-8 dated April 27, 1984;

(16)	Post-Effective Amendment Number 3 to Registration Statement Number 2-64080 on Form S-8 dated April 22, 1983;

(17)	Registration Statement Number 333-114147 on Form S-3 dated July 1, 2004;

(18)	Registration Statement Number 333-127130 on Form S-8 dated August 3, 2005;

(19)	Registration Statement Number 333-133428 on Form S-8 dated April 20, 2006;

(20)	Registration Statement Number 333-133429 on Form S-8 dated April 20, 2006; and

(21)	Registration Statement Number 333-145149 on Form S-8 dated August 6, 2007 of our report dated March 5, 2010, with respect to the consolidated financial statements of Brush Engineered Materials Inc. and subsidiaries and our report dated March 5, 2010, with respect to the effectiveness of internal control over financial reporting of Brush Engineered Materials Inc. and subsidiaries both included in this Annual Report (Form 10-K) of Brush Engineered Materials Inc. and subsidiaries for the year ended December 31, 2009.
Cleveland, Ohio
March 5, 2010